Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

22.	Subsequent Events

The Company has evaluated subsequent events for adjustment to or disclosure in its consolidated financial statements through the date of this report, and has not identified any recordable or disclosable events, not otherwise reported in these consolidated financial statements or the notes thereto , with the exception of those noted below

In December 2025, the Company converted debenture balances totaling approximately $10.7 million into 60,153,339 common shares at a conversion price of $0.25 per share, which also triggered the issuance of 60,153,339 warrants to purchase the Company’s common stock.

In December 2025, the Company also issued 5,498,469 shares in exchange for outstanding debt, interest, and accrued liabilities due to a related party totaling $982,080.

26.	Subsequent Events

The Company evaluates events that have occurred after the balance sheet date of December 31, 2024, through the date which the financial statements were available to be issued.

On January 13th, the Company issued 1,858,031 common shares at an average price of $0.6660 CAD per share to the former shareholders of The Leaf at 73740 LLC. per the Membership Interest Purchase Agreement dated January 11, 2023.

On February 18th, the Company announced it had signed a binding letter of intent to acquire a Type 1 processing licensing in New York State.

On March 12th, the Company issued 600,000 common shares for services, with a grant date fair value of $100,000.